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                                                                EXHIBIT 10.18(b)

                                    AMENDMENT
                                       TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

         THIS AMENDMENT is made as of the 14th day of February, 2001, by and between David L. Gamsey ("Employee") and INNOTRAC CORPORATION, a Georgia corporation ("Employer"):

                                   WITNESSETH:

         WHEREAS, the Employee and the Employer entered into an Amended and Restated Employment Agreement ("Agreement"), dated August 21, 2000, relating to Employee's employment with the Employer; and

         WHEREAS, in accordance with Section 6.5 of the Agreement, the parties desire to amend the Agreement;

         NOW, THEREFORE, for and in consideration of the mutual agreements in the Agreement and in this Amendment, and other good and valuable consideration, the parties agree as follows:

1. Section 3.1(b) of the Agreement is hereby amended by deleting the first sentence of the present section following the heading, "Bonus.", in its entirety and substituting the following in lieu thereof:

                  "Employee will be entitled to participate in the Innotrac Corporation Executive Incentive Compensation Plan with a target annual bonus ("Bonus") of no less than 50% of Salary."

2. Except as hereby modified, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Employer, by and through its duly authorized officers, and the Employee have executed this Amendment as of the date first written above.

                                        EMPLOYEE:


                                        /s/ David L. Gamsey

                                        EMPLOYER:
                                        INNOTRAC CORPORATION


                                        By: /s/ Scott D. Dorfman
                                            Chairman, President, and
                                             Chief Executive Officer